SCHEDULE OF PLAN DEFINED BENEFIT OBLIGATION (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Severance Payment Net
Present value of defined benefit obligation	$ 394	$ 541
Fair value of plan assets	(361)	(374)	$ (376)
Total	33	167
Balance at beginning of year	541	563
Interest cost	9	10
Current service cost	30	39
Currency translation	(111)	(71)
Recognized in other comprehensive gain :	(10)
Net actuarial gain	(98)
Balance at end of year	$ 361	$ 541